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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
JULY 23, 2003

SEGUE SOFTWARE, INC.
(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of Incorporation or organization)	0-27794 (Commission File Number)	95-4188982 (I.R.S. Employer Identification No.)
201 SPRING STREET, LEXINGTON, MASSACHUSETTS 02421 (Address of principal executive offices and zip code)

781-402-1000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)
Exhibits

Exhibit No.	Description of Document
99.1	Press Release dated July 23, 2003, reporting the financial results of Segue Software, Inc. for the fiscal quarter and six months ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

        THE INFORMATION FURNISHED IN THIS ITEM 9 IS BEING FURNISHED PURSUANT TO ITEM 12 OF FORM 8-K.

On July 23, 2003, Segue Software, Inc. (the "Company") issued a press release, a copy of which is filed as Exhibit 99.1 attached hereto and incorporated herein by this reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003	SEGUE SOFTWARE, INC.
	By:	/s/ DOUGLAS ZACCARO Douglas Zaccaro Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release dated July 23, 2003, reporting the financial results of Segue Software, Inc. for the fiscal quarter and six months ended June 30, 2003.

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SIGNATURES
EXHIBIT INDEX